Navigating the present, focusing on the future.

HELIX ENERGY SOLUTIONS

Raymond James 37th Annual Institutional Investors Conference

March 6-9, 2016

Forward Looking Statements

This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding our strategy; any statements regarding visibility and future utilization; any projections of financial items; future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statement concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors including but not limited to the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's most recently filed Annual Report on Form 10-K and in the Company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements except as required by the securities laws.

Social Media

From time to time we provide information about Helix on Twitter (@Helix_ESG) and LinkedIn (www.linkedin.com/company/helix-energy-solutions-group).

Who We Are

HELIX ENERGY SOLUTIONS



Helix is a specialty deepwater service provider to the offshore energy industry, focusing on expanding our subsea infrastructure services in Well Intervention and Robotics.

Deepwater Subsea Services

HELIX ENERGY SOLUTIONS

Well Intervention

Entering a wellbore to initiate, enhance, restore or decommission production as part of the well's natural life cycle.

Robotics

Providing remotely operated vehicles (ROVs) to perform deepwater service tasks beyond the reach of dive crews.

Why focus on these disciplines?

- Low F&D cost for enhanced reserves
- Extended well life via intervention defers cessation of production and P&A liability
- P&A is regulatory driven; eventually, demand should increase over time and typically accelerates in downturns
- Demand for a more cost effective solution to rigs
- Robotics is essential for credible quality performance in deepwater operations

Well Intervention


HELIX
HELIX

Well Intervention Overview

HELIX ENERGY SOLUTIONS



Debris Cap
Tubing hanger crown plugs
Spool Tree
High Pressure Wellhead Housing
30"csg
20"csg
13-3/8"csg
9-5/8"csg
7" liner
Straddles or patches to repair tubular.
Subsurface safety valve/gas lift mandrel repair.
Wellbore gas lift unloading with Nitrogen.
Heavy duty fishing with simultaneous removal of fill.
Selective zonal isolation mechanical or chemical.
Milling or high pressure jetting to remove scale.
Wellbore cleanout, fill removal with long or reverse circulation.
Window cutting/casing exit & remedial sidetrack drilling
Milling and under reaming to remove wellbore scale.
Formation acidizing via matrix or fracture stimulation.
Re-perforating long sections.

Well Intervention Current Asset Base

HELIX ENERGY SOLUTIONS



Q4000



Skandi Constructor
(chartered vessel)



H534[1]



Q5000 (placed in service October 2015)

Intervention Riser Systems





Well Enhancer



Seawell

[1]Plan to cold stack

Future Well Intervention Growth



Q7000 – Under Construction



Intervention Riser Systems


HELIX

Siem Helix 1 (chartered; estimated in service 2016)
Siem Helix 2 (chartered; estimated in service 2017)

Robotics

HELIX ENERGY SOLUTIONS



Robotics Overview

Helix provides ROVs and crews to perform subsea tasks, including:

- Umbilical and flowline trenching services
- Geotechnical coring
- Comprehensive workclass ROV services
- Dynamically positioned ROV support vessels
- Tooling and intervention services
- Technical manpower and project management services


HELIX

Workclass ROV – *UHD 86*

Robotics Assets



53 Workclass ROVs

The backbone of the fleet, capable of performing a broad array of subsea construction and well intervention tasks



5 Trenchers

The key to pipeline installation in heavily trafficked waters



2 ROVDrills

Provide seabed composition intelligence for subsea construction and subsea mining operations

Chartered Vessel Fleet



Grand Canyon I, II



Deep Cygnus



Grand Canyon III[1]



REM Installer[2]

[1]Expected to enter fleet in May 2016
[2]Charter expires in mid-2016

Chartered Vessel Fleet

HELIX ENERGY SOLUTIONS

- Currently four vessels under long-term charter
- *Grand Canyon III* vessel scheduled to enter fleet in 2016 with option to postpone activation to May 2017
- Spot vessels have historically been added and subtracted to the chartered vessel fleet as market demand requires



Grand Canyon III arriving at Kleven shipyard in Norway

What Sets Helix Apart in Robotics

HELIX ENERGY SOLUTIONS



Oil & Gas



Renewable Energy



Subsea Mining



Specialty Services

- Helix charters its ROV support vessels, ensuring a modern fleet that can expand and contract based on regional requirements and market conditions
- A fleet of advanced vehicles, including several units custom built to our specifications
- An industry leader in subsea trenching
- Leading provider for trenching, cable burial and ROV support for offshore wind farm development
    - Current focus on export lines (field to shore)
    - Future opportunities in-field (inter-array cable installation)

Production Facilities



Production Facilities

HELIX ENERGY SOLUTIONS

***Helix Producer I* FPU (100%)**

- Location: Phoenix Field (GOM)
- Expect to remain on field through 2019
- A component of the well containment system, along with the *Q4000*

Independence Hub Semi (20%)

- Location: Mississippi Canyon (GOM)
- Partner: Enterprise Products
- Operator: Anadarko

Production Facilities contributed $46 million in EBITDA in 2015 without Marco Polo

- Sold Marco Polo interest for $25 million in Q1 2016



Helix Producer 1

Debt & Liquidity



Debt & Liquidity Profile

HELIX ENERGY SOLUTIONS



($ in millions)
Debt[1]
Liquidity[2]
$2,000
$1,500
$1,000
$500
$0
$1,200
$900
$600
$300
$0
$2,027
$1,803
$1,361
$1,090
$1,358
$967
$1,155
$609
$1,019
$582
$566
$88
$551
$75
$761
$267
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
Gross Debt
Net Debt
Liquidity

Liquidity of approximately $744 million at 12/31/2015

[1]Net of unamortized debt discount under our convertible senior notes
[2]Liquidity is calculated as the sum of cash and cash equivalents ($494 million) and available capacity under our revolving credit facility ($250 million of the $400 million facility available based on TTM EBITDA)
[3]Net debt is calculated as total long-term debt less cash and cash equivalents

Debt Instrument Profile

Total funded debt of $776 million at end of Q4 2015:

- $200 million Convertible Senior Notes – 3.25%[1] ($185 million net of unamortized debt discount)
- $255 million Term Loan – LIBOR + 2.75%[2]
  - Annual amortization payments of 5% in years 1 and 2, 10% in years 3 through 5
- $89 million MARAD Debt – 4.93%
  - Semi-annual amortization payments
- $232 million Q5000 Loan – LIBOR + 2.50%[3]
  - Annual amortization payments of 14% over 5 years with a final balloon payment



Debt Instrument Profile at 12/31/2015
($ in millions)
$500
$400
$300
$200
$100
$-
$72
$72
$437
$43
$96
$56
2016
2017
2018
2019
2020
2021-2027
Term Loan
Convertible Notes
Q5000 Loan
MARAD

[1]Stated maturity 2032. First put/call date March 2018
[2]We have fixed through October 2016 the LIBOR interest rate on 50% of the Term Loan debt at 0.75% utilizing interest rate swaps
[3]We have fixed through April 2020 the LIBOR interest rate on 75% of the Q5000 Loan debt at 1.51% utilizing interest rate swaps

2016 Outlook



2016 Outlook

The continuing low oil price environment does not bode well for an industry recovery in 2016 and more than likely suggests a year that will be even more challenging than 2015. Oil and gas companies (our customers) are announcing budgetary spending levels even lower than scaled back 2015 spending with reductions seen in the range of 20% to 40% in many cases.

What does this mean for Helix in 2016?

EBITDA

- We expect our 2016 results to be lower than the $173 million of EBITDA produced in 2015. How much lower is difficult to project right now as our customers are still working through the details of their budgeting process to determine which projects will be sanctioned and which will not. Key items / assumptions for 2016 include the following:
  - *Q5000* scheduled to commence operations for BP on April 1
  - *Siem Helix I* expected to commence operations for Petrobras in late Q3 2016
  - Robotics business unit expected to see a substantial reduction in activity and will struggle to breakeven in 2016
  - Total backlog of approximately $1.8 billion as of December 31, 2015

Over the next two months, 2016 should come more into focus and hopefully, we will be in a position to quantify EBITDA guidance with our first quarter earnings release.

2016 Outlook

CAPEX Forecast

We have sought to reduce capital expenditures where possible. Our capex forecast for 2016 is approximately $240 million with two major projects consuming the substantial majority of this spending:

- $95 million for the completion of the topside equipment to be used on the two Siem Helix vessels under contract to Petrobras
- $95 million for ongoing construction of the *Q7000*, completion scheduled for the end of 2017. We have the option to defer delivery of the *Q7000* until late 2018, but we will still progress the project, albeit at a much slower pace than originally planned.
- $30 million in vessel maintenance and spares
- $20 million in intervention systems and other
- Preliminary CAPEX forecast including dry docks:
    - 2016 - $240 million
    - 2017 - $135 million
    - 2018 - $193 million[1]
    - 2019 - $68 million

[1]Final payment of $140 million on *Q7000* in December 2018

2016 Outlook

Balance Sheet

- Our gross debt levels are scheduled to decrease from year end 2015 by $71 million ($776 million at 12/31/15 to $705 million at 12/31/16) as a result of scheduled principal payments. The senior portion of our debt at year end 2016 is scheduled to be $508 million.
- Our net debt level is expected to range between $350 million and $390 million at year end 2016, up from $267 million at year end 2015. The range takes into consideration many assumptions, including earnings levels, working capital changes, etc.

2016 Outlook – Well Intervention

- The *Q4000* is expected to have good utilization for 2016
- The *Helix 534* is currently warm stacked (scheduled to finish thruster installation and sea trials Q1); however, given the current industry conditions, we are making plans to cold stack the vessel
- The *Q5000* is scheduled to go operational for BP in April
- IRS no.1 and IRS no.2 on hire for part of Q1
- The *Seawell* is warm stacked in the U.K. and likely to remain so until May 2016
- The *Skandi Constructor* charter was extended through April 1, 2017 at reduced charter rates effective October 15, 2015
- The *Well Enhancer* is contracted in March and is expected to have good utilization in Q2 and Q3

2016 Outlook - Robotics

HELIX ENERGY SOLUTIONS

- *Deep Cygnus* to be fully utilized in Q1 2016 on West Africa walk-to-work project
- *REM Installer* to have high utilization in GOM through February 2016, after which the plan is to transit the vessel to Norway to take advantage of cold stack rates until charter expires in early July 2016
- Negotiated rate reductions on the Grand Canyon fleet of vessels and extended the charters
- *Grand Canyon* arrived back in the U.K. in January following completion of a project in Brazil; vessel has since been awarded a short project in the North Sea and further spot work is actively being pursued
- *Grand Canyon II* will become the GOM primary vessel after the *REM Installer* finishes current project around mid-February; spot market work is actively being pursued; we have recently been awarded spot work which will be performed in Q2. The majority of the vessel's 2016 planned utilization will be to provide ROV support
- *Grand Canyon III* is scheduled to be delivered to us May 1, 2016. We can postpone the activation date to May 2017 at a significant cost savings or alternatively we may activate the vessel at a discount to the working rate

Navigating the present, focusing on the future.

HELIX ENERGY SOLUTIONS

HLX Listed NYSE®

Follow Helix on Twitter - @Helix_ESG

www.linkedin.com/company/helix-energy-solutions-group